Summary Prospectus Supplement

August 16, 2013

Morgan Stanley Institutional Fund Trust

Supplement dated August 16, 2013 to the Morgan Stanley Institutional Fund Trust (the "Fund") Summary Prospectus dated January 31, 2013, as supplemented on May 1, 2013, of:

Mid Cap Growth Portfolio
(the "Portfolio")

All references in the Summary Prospectus to Morgan Stanley Services Company Inc., as transfer agent, are hereby deleted and replaced with Boston Financial Data Services, Inc.

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The Board of Trustees of the Fund has approved (i) an increase in the maximum initial sales charge on purchases of Class H shares of the Portfolio from 4.75% to 5.25%; (ii) a decrease in the minimum initial investment amount for Class H shares of the Portfolio from $25,000 to $1,000; and (iii) the renaming of Class P and Class H shares of the Portfolio as "Class A shares." As a result, the following changes to the Summary Prospectus are effective September 9, 2013:

The following replaces the "Share Class and Ticker Symbol" table on the cover page of the Summary Prospectus:

Class:	I	Ticker Symbol:	MPEGX
	A		MACGX
	L		MSKLX

The first paragraph in the section of the Summary Prospectus entitled "Fees and Expenses" is hereby deleted and replaced with the following:

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio. For shareholders of Class A shares, you may qualify for sales charge discounts if the cumulative net asset value ("NAV") of Class A shares of the Portfolio purchased in a single transaction, together with the NAV of all Class A shares of a portfolio of Morgan Stanley Institutional Fund Trust (the "Fund") or a portfolio of Morgan Stanley Institutional Fund, Inc. held in related accounts, amounts to $25,000 or more. More information about these and other discounts is available from your authorized financial intermediary and in the "Purchasing Class A Shares" section on page 12 of the Prospectus.

The following replaces the "Shareholder Fees" table with respect to Class P and Class H shares only in section of the Summary Prospectus entitled "Fees and Expenses:"

Class A†
Maximum sales charge (load) imposed on purchases (as a percentage of offering price)	5.25%

All references to Class P and Class H shares in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses" are hereby changed to Class A shares.

The following table replaces the "Average Annual Total Returns For Periods Ended December 31, 2012" table with respect to Class P and Class H shares only in the section of the Summary Prospectus entitled "Performance Information—Average Annual Total Returns For Periods Ended December 31, 2012:"

	Past One Year	Past Five Years	Past Ten Years
Class A (commenced operations on 1/31/97)†
Return before Taxes	3.44%	1.39%	11.42%

†  Effective September 9, 2013, Class P and Class H shares are renamed Class A shares. The historical performance of Class A shares has been restated to reflect the current maximum initial sales charge of 5.25%.

The section of the Summary Prospectus entitled "Purchase and Sale of Fund Shares" is hereby deleted and replaced with the following:

The minimum initial investment generally is $5,000,000 for Class I shares and $1,000 for each of Class A and Class L shares of the Portfolio. You may not be subject to the minimum investment requirements under certain circumstances. For more information, please refer to the "Purchasing Class I and Class L Shares—Share Class Arrangements," "—Other Purchase Information" and "Purchasing Class A Shares" sections beginning on pages 10, 11 and 12, respectively, of the Prospectus.

Class I and Class L shares may be purchased or sold on any day the New York Stock Exchange ("NYSE") is open for business directly through the Fund by mail (c/o Boston Financial Data Services, Inc., P.O. Box 219804, Kansas City, MO 64121-9804) or by telephone (1-800-548-7786) or by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class I and Class L Shares" and "Redeeming Shares" sections beginning on pages 10 and 15, respectively, of the Prospectus.

Class A shares of the Portfolio may be purchased or sold by contacting your authorized financial intermediary. For more information, please refer to the "Purchasing Class A Shares" and "Redeeming Shares" sections beginning on pages 12 and 15, respectively, of the Prospectus.

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The following changes to the Summary Prospectus are effective September 16, 2013:

The following table replaces the "Annual Portfolio Operating Expenses" table in the section of the Summary Prospectus entitled "Fees and Expenses—Annual Portfolio Operating Expenses:"

	Class I	Class A†	Class L
Advisory Fee	0.50%	0.50%	0.50%
Distribution and/or Shareholder Service (12b-1) Fee	None	0.25%	0.75%
Other Expenses	0.21%	0.21%	0.21%‡
Total Annual Portfolio Operating Expenses	0.71%	0.96%	1.46%

The following table replaces the "Example" table in the section of the Summary Prospectus entitled "Example:"

	1 Year	3 Years	5 Years	10 Years
Class I	$73	$227	$395	$883
Class A†	$618	$815	$1,028	$1,641
Class L	$149	$462	$797	$1,746

The footnote following the section of the Summary Prospectus entitled "Example" is hereby deleted and replaced with the following:

†  Effective September 9, 2013, Class P and Class H shares were renamed Class A shares.

‡  Other expenses have been estimated for the Portfolio's Class L shares for the current fiscal year.

Please retain this supplement for future reference.

  IFTMCGSUMSPT-0813